EXHIBIT 99.1

CHRONIMED INC.

QUARTERLY INCOME STATEMENTS (UNAUDITED)
 (IN THOUSANDS EXCEPT PER SHARE INFORMATION)

-----------------------------------------------------------------------------------------------------------------------

                                                  FISCAL 2000                               FISCAL 1999
                                       ---------------------------------   --------------------------------------------
                                          Q3         Q2          Q1          Q4         Q3          Q2          Q1
                                       March 31, December 31, October 1,   July 2,    April 2,   January 1,  October 2,
                                         2000       1999        1999        1999        1999       1999        1998
-----------------------------------------------------------------------------------------------------------------------
Revenues                               $57,596     $58,346     $50,878     $48,188     $44,045     $41,021    $35,370
Cost of revenues                        47,463      47,026      41,963      40,035      36,699      32,781     27,930
                                       -------     -------     -------     -------     -------     -------    -------
   Gross profit                         10,133      11,320       8,915       8,153       7,346       8,240      7,440

Operating expenses
   Selling and marketing                 1,127       1,059       1,194         951       1,091       1,223      1,293
   General and administrative (a)        7,604       8,695       7,875       8,248       6,640       5,802      5,758
   Other expense (b)                     5,500          --          --          --          --          --         --
                                       -------     -------     -------     -------     -------     -------    -------
     Total operating expenses           14,231       9,754       9,069       9,199       7,731       7,025      7,051
Income (loss) from operations           (4,098)      1,566        (154)     (1,046)       (385)      1,215        389
   Interest (expense) income               (43)        (59)        (23)         17          28          57        317
   Other income (c)                         --          --          --          --          --         503         --
                                       -------     -------     -------     -------     -------     -------    -------
Income before taxes                     (4,141)      1,507        (177)     (1,029)       (357)      1,775        706
   Income tax (benefit) expense         (1,615)        588         (69)       (401)       (139)        692        275
                                       -------     -------     -------     -------     -------     -------    -------
Income (loss) from continuing
   operation                            (2,526)        919        (108)       (628)       (218)      1,083        431
Income from discontinued
   operations, net of tax                  635         647         436         340         684       1,172      1,263
                                       -------     -------     -------     -------     -------     -------    -------
Net income (loss)                      $(1,891)    $ 1,566     $   328     $  (288)    $   466     $ 2,255    $ 1,694
                                       =======     =======     =======     =======     =======     =======    =======

Basic earnings (loss) per share:
   Income (loss) from continuing
      operations                       $ (0.21)    $  0.08     $ (0.01)    $ (0.05)    $ (0.02)    $  0.09    $  0.04
   Income from discontinued
      operations                          0.05        0.05        0.04        0.03        0.06        0.10       0.10
   Net income (loss) per share           (0.16)       0.13        0.03       (0.02)       0.04        0.19       0.14

Diluted earnings (loss) per share:
   Income (loss) from continuing
      operations                       $ (0.21)    $  0.08     $ (0.01)    $ (0.05)    $ (0.02)    $  0.09    $  0.04
   Income from discontinued
      operations                          0.05        0.05        0.04        0.03        0.06        0.09       0.10
   Net income (loss) per share           (0.16)       0.13        0.03       (0.02)       0.04        0.18       0.14

Average shares outstanding--Basic       12,133      12,095      12,096      12,062      12,109      12,115     12,100
Average shares outstanding--Diluted     12,133      12,106      12,155      12,069      12,223      12,316     12,336

[WIDE TABLE CONTINUED FROM ABOVE]

-------------------------------------------------------------------------------------

                                                        FISCAL 1998
                                       ----------------------------------------------
                                         Q4         Q3          Q2          Q1
                                       July 3,   March 22, December 26, September 26,
                                        1998       1998        1997         1997
-------------------------------------------------------------------------------------
Revenues                               $33,518    $27,352     $28,923    $25,821
Cost of revenues                        26,995     22,015      22,571     20,506
                                       -------    -------     -------    -------
   Gross profit                          6,523      5,337       6,352      5,315

Operating expenses
   Selling and marketing                 1,104      1,087       1,018        866
   General and administrative (a)        5,259      4,508       4,641      3,998
   Other expense (b)                        --         --          --         --
                                       -------    -------     -------    -------
     Total operating expenses            6,363      5,595       5,659      4,864
Income (loss) from operations              160       (258)        693        451
   Interest (expense) income               419        354         328        352
   Other income (c)                         --         --          --         --
                                       -------    -------     -------    -------
Income before taxes                        579         96       1,021        803
   Income tax (benefit) expense            238         61         398        322
                                       -------    -------     -------    -------
Income (loss) from continuing
   operation                               341         35         623        481
Income from discontinued
   operations, net of tax                1,520      1,440       1,597      1,115
                                       -------    -------     -------    -------
Net income (loss)                      $ 1,861    $ 1,475     $ 2,220    $ 1,596
                                       =======    =======     =======    =======

Basic earnings (loss) per share:
   Income (loss) from continuing
      operations                       $  0.03    $  0.00     $  0.05    $  0.04
   Income from discontinued
      operations                          0.13       0.12        0.13       0.09
   Net income (loss) per share            0.16       0.12        0.18       0.13

Diluted earnings (loss) per share:
   Income (loss) from continuing
      operations                       $  0.03    $  0.00     $  0.05    $  0.04
   Income from discontinued
      operations                          0.12       0.12        0.13       0.09
   Net income (loss) per share            0.15       0.12        0.18       0.13

Average shares outstanding--Basic       11,994     11,965      11,948     11,915
Average shares outstanding--Diluted     12,344     12,271      12,327     12,165

(a) During fiscal 1999 and 2000, the Company engaged PaineWebber to explore strategic alternatives. PaineWebber and related costs charged to general and administrative were $49, $471, $411 and $800 for the quarters ended March 31, 2000, December 31, 1999, October 1, 1999 and July 2, 1999, respectively.
(b) Represents write-off of goodwill and restructuring charges for Clinical Partner's contracts management line.
(c) Represents gain on sale of Publishing business.


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